                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         -------------------------------


                                  FORM 8-K/A

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 19, 1996



                        GREEN TREE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      01-08916                41-1807858
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(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
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                                 Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
- -------  --------------------------------

         Not applicable.


ITEM 2.  Acquisition or Disposition of Assets.
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         Not applicable


ITEM 3.  Bankruptcy or Receivership.
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         Not applicable


ITEM 4.  Changes in Registrant's Certifying Accounting.
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         Not applicable


ITEM 5.  Other Events.
- -------  ------------

         Not applicable.


ITEM 6.  Resignations of Registrant's Directors.
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         Not applicable


ITEM 7.  Financial Statements and Exhibits.
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         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.          Description
               -----------          -----------

                        99 External Computational and Descriptive Information distributed in connection with Floating Rate Asset-Backed Notes and Asset-Backed Certificates to be issued by Green Tree Recreational, Equipment & Consumer Trust 1996-B.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 20, 1996               GREEN TREE FINANCIAL CORPORATION



                                    By: /s/ Robley D. Evans
                                       _____________________________
                                       Robley D. Evans
                                       Vice President and Controller

  INDEX TO EXHIBITS


  Exhibit
  -------
  Number                                                                    Page
  ------                                                                    ----

   99            External Computational and Descriptive                       5
                 Information distributed in connection
                 with Floating Rate Asset-Backed Notes
                 and Asset-Backed Certificates to be
                 issued by Green Tree Recreational,
                 Equipment & Consumer Trust 1996-B.